PHOENIX-KAYNE FUNDS

        Supplement dated May 22, 2006 to the Prospectus dated May 1, 2006




IMPORTANT NOTICE TO INVESTORS

Effective May 22, 2006, the Phoenix Intermediate Bond Fund, a series of Phoenix-Kayne Funds, was merged with and into the Phoenix Bond Fund, a series of Phoenix Opportunities Trust. Similarly, the Phoenix Overseas Fund, also a series of Phoenix-Kayne Funds was merged with and into the Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust. The Phoenix Intermediate Bond Fund and Phoenix Overseas Fund have ceased to exist and are no longer available for sale. Accordingly, all references to the Intermediate Bond Fund and Overseas Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Additionally, the name of the trust is changed to Phoenix Asset Trust. All references to "Phoenix-Kayne Funds" are hereby replaced with "Phoenix Asset Trust," otherwise known as the "Trust."

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 1718/KayneMergers (5/06)

                                                                     MAY 1, 2006

                                                    AS SUPPLEMENTED MAY 22, 2006



PROSPECTUS

--------------------------------------------------------------------------------


  > PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


  > PHOENIX RISING DIVIDENDS FUND


  > PHOENIX SMALL-MID CAP FUND


























  TRUST NAME: PHOENIX ASSET TRUST                        ? Wouldn't you rather
                                                           have this document
  Neither the Securities and Exchange Commission or        e-mailed to you?
  any state securities commission has approved or          Eligible shareholders
  disapproved of these securities or determined if         can sign up for
  this prospectus if truthful or complete. Any             E-Delivery at
  representation to the contrary is a criminal             PhoenixFunds.com
  offense.

  This prospectus contains important information that you should know before investing in Phoenix
  CA Intermediate Tax-Free Bond Fund, Phoenix
  Rising Dividends Fund, and Phoenix Small-Mid Cap
  Fund. Please read it carefully and retain it for future reference.


  [logo]PHOENIXFUNDS(sm)

PHOENIX ASSET TRUST
--------------------------------------------------------------------------------



TABLE OF CONTENTS

Phoenix CA Intermediate Tax-Free Bond Fund
   Investment Risk and Return Summary........................................ 1
   Fund Fees and Expenses.................................................... 4
Phoenix Rising Dividends Fund

   Investment Risk and Return Summary........................................ 5
   Fund Fees and Expenses.................................................... 8
Phoenix Small-Mid Cap Fund
   Investment Risk and Return Summary........................................10
   Fund Fees and Expenses....................................................13
Additional Investment Techniques.............................................15
Management of the Funds......................................................17
Pricing of Fund Shares.......................................................19
Sales Charges................................................................21
Your Account.................................................................27
How to Buy Shares............................................................29
How to Sell Shares...........................................................29
Things You Should Know When Selling Shares...................................30
Account Policies.............................................................31
Investor Services and Other Information......................................35
Tax Status of Distributions..................................................36
Financial Highlights.........................................................37

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix CA Intermediate Tax-Free Bond Fund has an investment objective to seek income exempt from federal and California state personal income taxes. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, and as a matter of fundamental policy, the fund invests at least 80% of its assets in California municipal bonds, the income from which is exempt from California state income tax, federal income tax and federal alternative minimum tax.

> The fund invests at least 90% of its assets, at time of investment, in investment-grade debt securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's, Moody's or Fitch's. At March 31, 2006, the average rating of the fund's portfolio holdings was AA+.

> The fund seeks to maintain a dollar-weighted average maturity of three to ten years. At March 31, 2006, the dollar-weighted average maturity of the fund was 4.6 years.

> The fund is non-diversified under federal securities laws, which means it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CALIFORNIA BONDS RISK

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt


                                   Phoenix CA Intermediate Tax-Free Bond Fund  1
income. This could negatively affect the fund's level of income, capital appreciation and liquidity. Additionally, political and economic factors affecting the State of California may adversely affect the value and liquidity of the municipal securities in which the fund invests.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG TERM MATURITIES RISK

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.

LOWER RATED SECURITIES RISK

Fixed income securities in the lowest investment-grade categories have a greater risk that the issuer will not pay interest and principal payments on time or at all than fixed income securities in higher ratings categories.

NON-DIVERSIFICATION RISK

As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

MUNICIPAL SECURITIES RISK

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

TAX-EXEMPT SECURITIES RISK

Tax-exempt securities may not provide a higher after-tax return than taxable securities.


2  Phoenix CA Intermediate Tax-Free Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix CA Intermediate Tax-Free Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]
                        Calendar Year       Annual Return (%)
                            1997                  4.3%
                            1998                  4.4%
                            1999                 -0.4%
                            2000                 10.2%
                            2001                  4.3%
                            2002                  6.6%
                            2003                  4.25%
                            2004                  3.04%
                            2005                  1.33%

(1) During the period shown in the chart above, the highest return for a quarter was 4.10% (quarter ending September 30, 2002) and the lowest return for a quarter was -1.88% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2006) is 0.06%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                        SINCE
(FOR THE PERIODS ENDED 12/31/05)             1 YEAR  5 YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
Class X
--------------------------------------------------------------------------------
   Return Before Taxes                        1.33%    3.88%       4.08%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)     1.31%    3.78%       4.03%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions and
   Sale of Fund Shares(3)                     2.07%    3.87%       4.05%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)       2.43%    5.87%       6.51%
--------------------------------------------------------------------------------
S&P California Municipal Bond Index(5)        4.73%    5.71%       5.59%(6)
--------------------------------------------------------------------------------

(2) Since October 28, 1996.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(5) The S&P California Municipal Bond Index is an index measuring California municipal bonds in the Standard and Poor's Investor tools municipal bond universe. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) For periods prior to January 1, 1999, the S&P California Municipal Bond Index is linked to the Lehman Brothers 5-year Bond Index.

                                   Phoenix CA Intermediate Tax-Free Bond Fund  3

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS X
                                                                  SHARES
                                                                  --------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None

Redemption Fee                                                      None

Exchange Fee                                                        None
                                                                  --------
                                                                  CLASS X
                                                                  SHARES
                                                                  --------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.50%

Distribution and Shareholder Servicing (12b-1) Fees                 None

Other Expenses                                                      0.53%
                                                                  --------
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.03%

Expense Reduction(a)                                               (0.28)%
                                                                  --------

NET ANNUAL FUND OPERATING EXPENSES                                  0.75%
                                                                  ========
----------
(a) The fund's investment adviser has contractually agreed to reimburse the fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed 0.75%. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------
   CLASS        1 YEAR          3 YEARS         5 YEARS       10 YEARS
---------------------------------------------------------------------------
   Class X       $77             $300             $541         $1,234
---------------------------------------------------------------------------

The example assumes that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense reimbursement obligations.

4  Phoenix CA Intermediate Tax-Free Bond Fund

PHOENIX RISING DIVIDENDS FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Rising Dividends Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $3 billion or more. At March 31, 2006, the market capitalization of the issuers in which the fund was invested ranged from $2.8 billion to $373.3 billion. The fund's policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

> The adviser uses a blended growth and value strategy when selecting securities for investment.

> The adviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising dividends, which the adviser deems to be of high quality. If a company meets these criteria, the adviser researches and analyzes that company's strength of management, relative competitive position in the industry and its financial structure.

>   The adviser uses proprietary models to determine relative value.

> Generally, the fund invests in approximately 35 to 45 securities at any given time.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                                Phoenix Rising Dividends Fund  5

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.


LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

6  Phoenix Rising Dividends Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Rising Dividends Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]
                        Calendar Year       Annual Return (%)
                            1996                  19.1%
                            1997                  31.0%
                            1998                  14.1%
                            1999                  16.3%
                            2000                  -2.0%
                            2001                 -11.0%
                            2002                 -17.2%
                            2003                  18.45%
                            2004                   4.76%
                            2005                  -1.19%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.43% (quarter ending June 30, 1997) and the lowest return for a quarter was -15.98% (quarter ending September 30, 2002). Year-to-date performance (through March 31, 2006) is 1.48%.

------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION(3)
                                                                                ----------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/05)(2)          1 YEAR     5 YEARS     10 YEARS      CLASS A     CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
  Class X
------------------------------------------------------------------------------------------------------------------

     Return Before Taxes                     -1.19%      -2.03%       6.24%         --         --         --
------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)  -1.41%      -2.20%       5.23%         --         --         --
 ------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions
       and Sale of Fund Shares(4)            -0.49%      -1.76%       5.06%         --         --         --
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -7.10%       --                       3.01%        --         --
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -6.12%       --                        --          3.51%      --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -2.22%       --                        --          --         4.06%

------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(5)                         4.93%      0.55%        9.12%       11.71%       11.71%     11.71%
------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class A Shares, Class B Shares and Class C Shares since August 30, 2002.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X) after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                                Phoenix Rising Dividends Fund  7

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS X      CLASS A        CLASS B       CLASS C
                                                         SHARES       SHARES         SHARES        SHARES
                                                       ----------   ----------      ---------     ---------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases
 (as a percentage of offering price)                      None        5.75%           None          None

 Maximum Deferred Sales Charge (load) (as a
 percentage of the lesser of the value redeemed or
 the amount invested)                                     None        None(a)       5.00%(b)       1.00%(c)

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                None        None            None          None

 Redemption Fee                                           None        None            None          None

 Exchange Fee                                             None        None            None          None
                                                     ---------------------------------------------------------
                                                        CLASS X      CLASS A        CLASS B       CLASS C
                                                         SHARES       SHARES         SHARES        SHARES
                                                       ----------   ----------      ---------     ---------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                          0.75%       0.75%          0.75%         0.75%

 Distribution and Shareholder Servicing (12b-1)           None        0.25%          1.00%         1.00%
 Fees(d)

 Other Expenses                                           0.29%       0.29%          0.29%         0.29%
                                                         -------      -------       -------        -------


 TOTAL ANNUAL FUND OPERATING EXPENSES                     1.04%       1.29%          2.04%         2.04%
                                                         =======      =======       =======        =======-



(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

8  Phoenix Rising Dividends Fund

---------------------------------------------------------------------
   CLASS        1 YEAR     3 YEARS     5 YEARS       10 YEARS
---------------------------------------------------------------------
   Class X       $106       $331         $574         $1,271
---------------------------------------------------------------------
   Class A       $699       $960        $1,242        $2,042
---------------------------------------------------------------------
   Class B       $607       $840        $1,098        $2,176
---------------------------------------------------------------------
   Class C       $307       $640        $1,098        $2,369
---------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


---------------------------------------------------------------------
   CLASS        1 YEAR     3 YEARS     5 YEARS       10 YEARS
---------------------------------------------------------------------
   Class B       $207       $640        $1,098        $2,176
---------------------------------------------------------------------
   Class C       $207       $640        $1,098        $2,369
---------------------------------------------------------------------




                                                 Phoenix Rising Dividends Fund 9

PHOENIX SMALL-MID CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Small-Mid Cap Fund has an investment objective of long-term capital appreciation, with dividend income a secondary consideration. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small and mid capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2500 Index. Because small and mid cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2006, the market capitalization range of companies included in the Russell 2500 Index was $502 million to $7.7 billion. The fund's policy of investing 80% of its assets in small and mid capitalization companies may be changed only upon 60 days written notice to shareholders.

> The adviser uses a blended growth and value strategy when selecting securities for investment.

> The adviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the adviser deems to be of high quality. If a company meets these criteria, the adviser researches and analyzes that company's strength of management, relative competitive position in the industry and its financial structure.

>   The adviser uses proprietary models to determine relative value.

> Generally, the fund invests in approximately 35 to 70 securities at any given time.

> The adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

Temporary Defensive Strategy: Under abnormal market or economic conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing a portion of its assets in cash or short-term instruments. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

10  Phoenix Small-Mid Cap Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy and specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.

                                                  Phoenix Small-Mid Cap Fund  11

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Small-Mid Cap Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]
                        Calendar Year       Annual Return (%)
                            1997                  19.5%
                            1998                  16.2%
                            1999                   3.6%
                            2000                  24.8%
                            2001                   6.4%
                            2002                 -18.9%
                            2003                  26.71%
                            2004                  13.92%
                            2005                   2.95%

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 18.53% (quarter ending June 30, 2003) and the lowest return for a quarter was -16.62% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2006) is 7.04%.

-----------------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                                        ---------------------------------------------
(FOR THE PERIODS ENDED 12/31/05)(2)              1 YEAR     5 YEARS     CLASS X    CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------
  Class X
-----------------------------------------------------------------------------------------------------------------

     Return Before Taxes                          2.95%      5.08%       9.93%       --        --         --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)       2.95%      4.93%       9.37%       --        --         --
-----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and      1.92%      4.31%       8.50%       --        --         --
     Sale of Fund Shares(4)
-----------------------------------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                         -3.19%      --         --         8.27%       --         --
-----------------------------------------------------------------------------------------------------------------
  Class B
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                         -2.03%       --         --          --       8.97        --
-----------------------------------------------------------------------------------------------------------------
  Class C
-----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                          1.92%       --         --          --        --        9.49%

-----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(5)                             4.93%      0.55%       8.02%      11.71%    11.71%     11.71%
-----------------------------------------------------------------------------------------------------------------
  Russell 2500(TM) Index(6)                       8.11%      9.14%      11.23%      19.80%    19.80%     19.80%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class X Shares since October 18, 1996; Class A Shares, Class B Shares and Class C Shares since August 30, 2002.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X) after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 2500(TM) Index is a market capitalization-weighted index of the 2500 smallest companies in the Russell Universe, which comprises the 3000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

12  Phoenix Small-Mid Cap Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                        CLASS X       CLASS A       CLASS B       CLASS C
                                                        SHARES         SHARES        SHARES        SHARES
                                                       ----------    ----------     ---------    ---------

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases
 (as a percentage of offering price)                      None         5.75%          None          None

 Maximum Deferred Sales Charge (load) (as a
 percentage of the lesser of the value redeemed or
 the amount invested)                                     None        None(a)        5.00%(b)      1.00%(c)

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                None         None           None          None

 Redemption Fee                                           None         None           None          None

 Exchange Fee                                             None         None           None          None
                                                     ---------------------------------------------------------
                                                        CLASS X       CLASS A       CLASS B       CLASS C
                                                        SHARES         SHARES        SHARES        SHARES
                                                       ----------    ----------     ---------    ---------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                          0.85%        0.85%         0.85%         0.85%

 Distribution and Shareholder Servicing (12b-1)           None         0.25%         1.00%         1.00%
 Fees(d)

 Other Expenses                                           0.32%        0.32%         0.32%         0.32%
                                                         ------       -------        ------        -------

 TOTAL ANNUAL FUND OPERATING EXPENSES                     1.17%        1.42%         2.17%         2.17%
                                                       ==========    ==========     =========    =========

----------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  Phoenix Small-Mid Cap Fund  13

-------------------------------------------------------------------------
   CLASS          1 YEAR      3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------
   Class X         $119        $372          $644         $1,420
-------------------------------------------------------------------------
   Class A         $711        $998         $1,307        $2,179
-------------------------------------------------------------------------
   Class B         $620        $879         $1,164        $2,313
-------------------------------------------------------------------------
   Class C         $320        $679         $1,164        $2,503
-------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------
   CLASS          1 YEAR      3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------
   Class B         $220        $679         $1,164        $2,313
-------------------------------------------------------------------------
   Class C         $220        $679         $1,164        $2,503
-------------------------------------------------------------------------




14  Phoenix Small-Mid Cap Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, Phoenix CA Intermediate Tax-Free Bond Fund ("CA Bond Fund"), Phoenix Rising Dividends Fund ("Rising Dividends Fund") and Phoenix Small-Mid Cap Fund ("Small-Mid Cap Fund"), may engage in the following investment techniques as indicated:

BORROWING

Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.


FOREIGN INVESTING


The Rising Dividends and Small-Mid Cap Funds may invest in securities of foreign (non-U.S.) issuers. Foreign investment will primarily be through ADRs. Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

                                                         Phoenix Asset Trust  15

SECURITIES LENDING

Each fund may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.

SHORT-TERM INVESTMENTS

The funds may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but because of their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS


The funds may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign government obligations are subject to foreign investing risks.


VARIABLE AND FLOATING RATE SECURITIES


The CA Bond Fund may invest in securities with variable and floating rates. Securities with variable and floating rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The CA Bond Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


ZERO COUPON BONDS


The CA Bond Fund may invest in debt obligations that do not make any interest or principal payments for a specified time. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund does not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

16  Phoenix Asset Trust

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Kayne Anderson Rudnick Investment Management, LLC ("Kayne") is the investment adviser to each of the funds and is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Kayne acts as adviser to three mutual funds, as subadviser to two mutual funds and as investment adviser to institutions and individuals. As of December 31, 2005, Kayne had approximately $8.6 billion in assets under management. Kayne has been an investment adviser since 1984.


Kayne is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc., a leading provider of wealth management products and services to individuals and businesses. PXP has served investors for over 70 years and as of December 31, 2005, had approximately $50.9 billion in assets under management.

Subject to the direction of the funds' Board of Trustees, Kayne is responsible for managing the funds' investment program and the day-to-day management of the funds' portfolios. Kayne manages each fund's assets to conform with the investment policies as described in this prospectus.

Each fund pays Kayne a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates:

--------------------------------------------------------------------------------
   CA Bond Fund                                            0.50%
----------------------------------------- --------------------------------------
   Rising Dividends Fund                                   0.75%
----------------------------------------- --------------------------------------
   Small-Mid Cap Fund                                      0.85%
--------------------------------------------------------------------------------


During the last fiscal year, the funds paid total management fees in the amounts of $190,463 for the CA Bond Fund; $1,019,981 for the Rising Dividends Fund; and $1,374,646 for the Small-Mid Cap Fund.


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the funds' 2005 annual report covering the period January 1, 2005 through December 31, 2005.

PORTFOLIO MANAGEMENT

The individual portfolio managers named below are primarily responsible for the day-to-day management of each fund's portfolio:

         CA BOND FUND: KIMBERLY C. FRIEDRICKS serves as Portfolio Manager.


                                                         Phoenix Asset Trust  17

         RISING DIVIDENDS FUND: ALLAN M. RUDNICK, RICHARD SHERRY, CFA and PAUL WAYNE, CFA, serve as Co-Portfolio Managers.


         SMALL-MID CAP FUND: ROBERT A. SCHWARZKOPF, CFA, and SANDRA L. GLEASON, CFA, serve as Co-Portfolio Managers.


Ms. Friedricks has served as Portfolio Manager of the CA Bond Fund since 2000. She is director of Fixed Income and has been with Kayne since 1998. Ms. Friedricks has over 19 years of fixed-income investment experience.


Ms. Gleason has served as Co-Portfolio Manager of the Small-Mid Cap Fund since 1998. She is a Principal and portfolio manager for the Small and Mid Cap Equity Portfolios, and has been with Kayne since 1993. Ms. Gleason has over 11 years of experience in the investment industry.


Mr. Rudnick has served as Co-Portfolio Manager of the Rising Dividends Fund since 1995. He is Chief Executive Officer, President and Chief Investment Officer at Kayne and a portfolio manager for the Large Cap Rising Dividends Portfolio, and has been with Kayne since 1989. Mr. Rudnick has over 43 years of experience in the investment industry.


Mr. Schwarzkopf has served as Co-Portfolio Manager of the Small-Mid Cap Fund since 1996. He is Managing Director of Small Cap Equity and a portfolio manager for the Small and Mid Cap Equity Portfolios, and has been with Kayne since 1991. Mr. Schwarzkopf has 25 years of experience in the investment industry.


Mr. Sherry has served as Co-Portfolio Manager of the Rising Dividends Fund since January 2006. He is a senior research analyst. Mr. Sherry joined Kayne Anderson Rudnick in 1995 as a marketing analyst before becoming a research analyst. Mr. Sherry has seven years of experience in the investment industry.


Mr. Wayne has served as Co-Portfolio Manager of the Rising Dividends Fund since 1999. He is Chief Research Officer and Managing Director of Large Cap Equity and a portfolio manager for the Large Cap Rising Dividends Portfolio, and has been with Kayne since 1992. Mr. Wayne has over 21 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the funds' portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.


18  Phoenix Asset Trust

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of each fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more fairly made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                                                         Phoenix Asset Trust  19

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; and (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.


20  Phoenix Asset Trust

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Presently four classes of shares are offered of the Rising Dividends and Small-Mid Cap Funds and one class of shares is offered of the CA Bond Fund. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.


                                                         Phoenix Asset Trust  21

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites:
PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


CLASS A SHARES (Rising Dividends and Small-Mid Cap Funds only). If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES (Rising Dividends and Small-Mid Cap Funds only). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES (Rising Dividends and Small-Mid Cap Funds only). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


CLASS X SHARES. Class X Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Mutual Fund Services by calling (800) 243-1574.


22  Phoenix Asset Trust

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                SALES CHARGE AS
                                                A PERCENTAGE OF
                                 -----------------------------------------------
AMOUNT OF                                                            NET
TRANSACTION                          OFFERING                       AMOUNT
AT OFFERING PRICE                     PRICE                        INVESTED
--------------------------------------------------------------------------------
Under $50,000                         5.75%                          6.10%
$50,000 but under $100,000            4.75                           4.99
$100,000 but under $250,000           3.75                           3.90
$250,000 but under $500,000           2.75                           2.83
$500,000 but under $1,000,000         2.00                           2.04
$1,000,000 or more                    None                           None


SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and may be described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.


Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.



                                                         Phoenix Asset Trust  23

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market
Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than Phoenix Money Market Fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.


Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the


24  Phoenix Asset Trust
reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(RISING DIVIDENDS FUND AND SMALL-MID CAP FUND)

YEAR           1           2           3           4           5           6+
--------------------------------------------------------------------------------
CDSC           5%          4%          3%          2%          2%          0%



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
(RISING DIVIDENDS FUND AND SMALL-MID CAP FUND)


YEAR           1           2+
--------------------------------------------------------------------------------
CDSC           1%          0%


COMPENSATION TO DEALERS


Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.



RISING DIVIDENDS FUND AND SMALL-MID CAP FUND


AMOUNT OF                           SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
TRANSACTION                           PERCENTAGE OF          PERCENTAGE OF           PERCENTAGE OF
AT OFFERING PRICE                    OFFERING PRICE         AMOUNT INVESTED          OFFERING PRICE
---------------------------------------------------------------------------------------------------------
Under $50,000                             5.75%                  6.10%                    5.00%
$50,000 but under $100,000                4.75                   4.99                     4.25
$100,000 but under $250,000               3.75                   3.90                     3.25
$250,000 but under $500,000               2.75                   2.83                     2.25
$500,000 but under $1,000,000             2.00                   2.04                     1.75
$1,000,000 or more                        None                   None                     None


In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to a waiver of the CDSC for these Plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and


                                                         Phoenix Asset Trust  25
may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


From its own resources or pursuant to the Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


26  Phoenix Asset Trust

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to Class X Shares of the funds.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.


                                                         Phoenix Asset Trust  27

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


28  Phoenix Asset Trust

HOW TO BUY SHARES
--------------------------------------------------------------------------------

                                   TO OPEN AN ACCOUNT
                                   (CLASS A, CLASS B AND CLASS C SHARES ONLY)

--------------------------------- ----------------------------------------------
Through a financial advisor        Contact your advisor. Some advisors may
                                   charge a fee and may set different minimum
                                   investments or limitations on buying shares.
--------------------------------- ----------------------------------------------
Through the mail                   Complete a New Account Application and send
                                   it with a check payable to the fund. Mail
                                   them to: State Street Bank, P.O. Box 8301,
                                   Boston, MA 02266-8301.
--------------------------------- ----------------------------------------------
Through express delivery           Complete a New Account Application and send
                                   it with a check payable to the fund. Send
                                   them to: Boston Financial Data Services,
                                   Attn: Phoenix Funds, 66 Brooks Drive,
                                   Braintree, MA 02184.
--------------------------------- ----------------------------------------------
By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------- ----------------------------------------------
By Investo-Matic                   Complete the appropriate section on the
                                   application and send it with your initial
                                   investment payable to the fund. Mail them to:
                                   State Street Bank, P.O. Box 8301, Boston, MA
                                   02266-8301.
--------------------------------- ----------------------------------------------
By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                         Phoenix Asset Trust  29

--------------------------------------------------------------------------------
                                   TO SELL SHARES
                                   (CLASS A, CLASS B AND CLASS C SHARES ONLY)
--------------------------------- ----------------------------------------------
Through a financial advisor        Contact your advisor. Some advisors may
                                   charge a fee and may set different minimums
                                   on redemptions of accounts.
--------------------------------- ----------------------------------------------
Through the mail                   Send a letter of instruction and any share
                                   certificates (if you hold certificate shares)
                                   to: State Street Bank, P.O. Box 8301, Boston,
                                   MA 02266-8301. Be sure to include the
                                   registered owner's name, fund and account
                                   number, and number of shares or dollar value
                                   you wish to sell.
--------------------------------- ----------------------------------------------
Through express delivery           Send a letter of instruction and any share
                                   certificates (if you hold certificate shares)
                                   to: Boston Financial Data Services, Attn:
                                   Phoenix Funds, 66 Brooks Drive, Braintree, MA
                                   02184. Be sure to include the registered
                                   owner's name, fund and account number, and
                                   number of shares or dollar value you wish to
                                   sell.
--------------------------------- ----------------------------------------------
By telephone                       For sales up to $50,000, requests can be made
                                   by calling (800) 243-1574.
--------------------------------- ----------------------------------------------
By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.


30  Phoenix Asset Trust

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
You can call us at (800) 243-1574 for more information.


                                                         Phoenix Asset Trust  31

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.


32  Phoenix Asset Trust

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the


                                                         Phoenix Asset Trust  33
requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


34  Phoenix Asset Trust

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange section" on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


                                                         Phoenix Asset Trust  35

TAX STATUS OF DISTRIBUTIONS

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                            DIVIDEND PAID
----------------------------------- --------------------------------------------
   CA Bond Fund                               Monthly (Declared Daily)
----------------------------------- --------------------------------------------

   Rising Dividends Fund                            Semiannually

----------------------------------- --------------------------------------------
   Small-Mid Cap Fund                               Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by each fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The funds intend to distribute tax-exempt income.

Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the fund may be taxable.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



36  Phoenix Asset Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for the years 2003, 2004 and 2005 has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers, LLP. (For the other periods presented, the information was audited by the funds' previous auditors.) Their report, together with the funds' financial statements, is included in the funds' most recent 2005 Annual Report, which is available upon request.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

                                                                            CLASS X
                                                ---------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                    2005         2004        2003         2002        2001
                                                  ---------    --------    ---------    --------    --------
Net asset value, beginning of period              $10.77      $10.96       $10.93       $10.74      $10.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     0.36(1)     0.37         0.41         0.46        0.47
   Net realized and unrealized gain (loss)         (0.22)      (0.04)        0.04         0.24       (0.02)
                                                  -------     -------      -------      -------     -------
     TOTAL FROM INVESTMENT OPERATIONS               0.14        0.33         0.45         0.70        0.45
                                                  -------     -------      -------      -------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income            (0.36)      (0.37)       (0.41)       (0.46)      (0.47)
   Distributions from net realized gain            (0.01)      (0.15)       (0.01)       (0.05)      (0.07)
                                                  -------     -------      -------      -------     -------
     TOTAL DISTRIBUTIONS                           (0.37)      (0.52)       (0.42)       (0.51)      (0.54)
                                                  -------     -------      -------      -------     -------
Change in net asset value                          (0.23)      (0.19)        0.03         0.19       (0.09)
                                                  -------     -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD                    $10.54      $10.77       $10.96       $10.93      $10.74
                                                  =======     =======      =======      =======     =======
Total return                                        1.33%       3.04%        4.25%        6.60%       4.26%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $35,917     $38,285      $39,368      $33,307     $34,422
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Net operating expenses                           0.75%       0.75%        0.75%        0.75%       0.75%
   Gross operating expenses                         1.03%       0.98%        1.03%        0.98%       0.85%
   Net investment income (loss)                     3.37%       3.39%        3.72%        4.18%       4.38%
Portfolio turnover                                    36%         62%          33%          21%         61%
--------------------------------

(1) Computed using average shares outstanding.




                                                         Phoenix Asset Trust  37

--------------------------------------------------------------------------------


PHOENIX RISING DIVIDENDS FUND

                                                                       CLASS X
                                           ----------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                2005        2004         2003        2002         2001
                                              -------     --------     -------     --------      -------
 Net asset value, beginning of period         $15.95       $15.40      $13.03       $15.81       $17.97
 INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                0.16(2)      0.20(2)     0.07(2)      0.06         0.05
    Net realized and unrealized gain (loss)    (0.35)        0.53        2.33        (2.78)       (2.03)
                                              -------     --------     -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS         (0.19)        0.73        2.40        (2.72)       (1.98)
                                              -------     --------     -------      -------      -------
 LESS DISTRIBUTIONS
    Dividends from net investment income       (0.23)       (0.18)      (0.03)       (0.06)       (0.05)
    Distributions from net realized gain          --           --          --           --        (0.13)
                                              -------     --------     -------      -------      -------
      TOTAL DISTRIBUTIONS                      (0.23)       (0.18)      (0.03)       (0.06)       (0.18)
                                              -------     --------     -------      -------      -------
 Change in net asset value                     (0.42)        0.55        2.37        (2.78)       (2.16)
                                              -------     --------     -------      -------      -------
 NET ASSET VALUE, END OF PERIOD               $15.53       $15.95      $15.40       $13.03       $15.81
                                              =======      =======     =======      =======      =======
 Total return                                  (1.19)%       4.76%      18.45%      (17.25)%     (11.03)%
 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)    $85,075      $96,558     $82,361      $77,263     $104,770
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                          1.04%        1.04%       1.19%        1.04%        0.95%
    Net investment income (loss)                1.04%        1.25%       0.53%        0.42%        0.30%
 Portfolio turnover                               33%          22%         26%          26%          32%


                                                                             CLASS A
                                                 -----------------------------------------------------------
                                                                 YEAR ENDED                FROM INCEPTION
                                                 -----------------------------------------   8/30/02 TO
                                                     2005           2004         2003         12/31/02
                                                   --------       --------     --------      ----------
Net asset value, beginning of period                $15.91         $15.35       $13.02          $13.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       0.12(2)        0.17(2)      0.05(2)           --(5)
   Net realized and unrealized gain (loss)           (0.35)          0.53         2.31           (0.51)
                                                    -------        -------     --------         -------
     TOTAL FROM INVESTMENT OPERATIONS                (0.23)          0.70         2.36           (0.51)
                                                    -------        -------     --------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.19)         (0.14)       (0.03)             --
                                                    -------        -------     --------         -------
     TOTAL DISTRIBUTIONS                             (0.19)         (0.14)       (0.03)             --
                                                    -------        -------     --------         -------
Change in net asset value                            (0.42)          0.56         2.33           (0.51)
                                                    -------        -------     --------         -------
NET ASSET VALUE, END OF PERIOD                      $15.49         $15.91       $15.35          $13.02
                                                    =======        =======     =======          =======
Total return(1)                                      (1.43)%         4.61%      18.06%           (3.77)%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $12,894        $53,369     $28,988           $4,012
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.29%          1.28%       1.44%            1.29%(4)
   Net investment income (loss)                       0.76%          1.09%       0.36%            0.17%(4)
Portfolio turnover                                      33%            22%         26%              26%(3)
--------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) Amount is less than $0.01.


38  Phoenix Asset Trust

--------------------------------------------------------------------------------


PHOENIX RISING DIVIDENDS FUND

                                                                           CLASS B
                                                   ---------------------------------------------------------
                                                                  YEAR ENDED                FROM INCEPTION
                                                   -----------------------------------------   8/30/02 TO
                                                      2005           2004         2003          12/31/02
                                                    --------       --------     --------       ----------
Net asset value, beginning of period                $15.76         $15.20       $12.98          $13.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       0.01(4)        0.06(4)     (0.06)(4)       (0.01)
   Net realized and unrealized gain                  (0.36)          0.52         2.30           (0.54)
                                                    -------        -------      -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                (0.35)          0.58         2.24           (0.55)
                                                    -------        -------      -------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.05)         (0.02)       (0.02)              --
                                                    -------        -------      -------         -------
     TOTAL DISTRIBUTIONS                             (0.05)         (0.02)       (0.02)              --
                                                    -------        -------      -------         -------
Change in net asset value                            (0.40)          0.56         2.22           (0.55)
                                                    -------        -------      -------         -------
NET ASSET VALUE, END OF PERIOD                      $15.36         $15.76       $15.20          $12.98
                                                    =======        =======      =======         =======
Total return(1)                                      (2.22)%         3.80%       17.29%          (4.07)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $2,754         $2,987       $1,717            $336
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.05%          2.04%        2.19%           2.04%(3)
   Net investment income (loss)                       0.05%         0.369%       (0.47)%         (0.58)%(3)
Portfolio turnover                                      33%            22%          26%             26%(2)


                                                                           CLASS C
                                                   ---------------------------------------------------------
                                                                 YEAR ENDED                 FROM INCEPTION
                                                   ----------------------------------------    8/30/02 TO
                                                      2005          2004         2003          12/31/02
                                                   --------       --------     --------        ---------
Net asset value, beginning of period                $15.77         $15.20       $12.98          $13.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       0.01(4)        0.05(4)     (0.06)(4)       (0.01)
   Net realized and unrealized gain                  (0.36)          0.54         2.30           (0.54)
                                                    -------        -------      -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                (0.35)          0.59         2.24           (0.55)
                                                    -------        -------      -------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.05)         (0.02)       (0.02)             --
                                                    -------        -------      -------         -------
     TOTAL DISTRIBUTIONS                             (0.05)         (0.02)       (0.02)             --
                                                    -------        -------      -------         -------
Change in net asset value                            (0.40)          0.57         2.22           (0.55)
                                                    -------        -------      -------         -------
NET ASSET VALUE, END OF PERIOD                      $15.37         $15.77       $15.20          $12.98
                                                    =======        =======      =======         =======
Total return(1)                                      (2.22)%         3.85%       17.24%          (4.07)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $2,395         $3,137       $1,952            $575
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.05%          2.04%        2.19%           2.04%(3)
   Net investment income (loss)                       0.05%          0.32%       (0.47)%         (0.58)%(3)
Portfolio turnover                                      33%            22%          26%             26%(2)
--------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.



                                                         Phoenix Asset Trust  39

--------------------------------------------------------------------------------


PHOENIX SMALL-MID CAP FUND

                                                                        CLASS X
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                 2005         2004        2003        2002        2001
                                                --------    --------    --------    --------     --------
Net asset value, beginning of period           $20.70      $18.17      $14.34       $17.70      $17.19
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.04)(4)   (0.06)(4)   (0.05)(4)    (0.06)      (0.01)
   Net realized and unrealized gain (loss)       0.65        2.59        3.88        (3.30)       1.15
                                               -------     -------     -------     --------     -------
     TOTAL FROM INVESTMENT OPERATIONS            0.61        2.53        3.83        (3.36)       1.14
                                               -------     -------     -------     --------     -------
LESS DISTRIBUTIONS:
   Dividends from net investment income            --          --          --           --       (0.01)
   Distributions from net realized gain            --          --          --           --       (0.62)
                                               -------     -------     -------     --------     -------
     TOTAL DISTRIBUTIONS                           --          --          --           --       (0.63)
                                               -------     -------     -------     --------     -------
Change in net assets value                       0.61        2.53        3.83        (3.36)       0.51
                                               -------     -------     -------     --------     -------
NET ASSET VALUE, END OF PERIOD                 $21.31      $20.70      $18.17       $14.34      $17.70
                                               =======     =======     =======      =======     =======
Total return                                     2.95%      13.92%      26.71%      (18.98)%      6.40%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $78,290     $92,838    $103,269      $98,112     $95,138
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            1.17%       1.15%       1.26%        1.22%       1.17%
   Net investment income (loss)                 (0.18)%     (0.32)%     (0.35)%      (0.38)%     (0.14)%
Portfolio turnover                                 22%         16%         17%          16%         17%


                                                                           CLASS A
                                                   ---------------------------------------------------------
                                                                  YEAR ENDED                FROM INCEPTION
                                                   -----------------------------------------  8/30/02 TO
                                                       2005          2004         2003         12/31/02
                                                     -------        -------      -------       ---------
Net asset value, beginning of period                 $20.59         $18.12       $14.34          $15.29
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                       (0.09)(4)      (0.10)(4)    (0.09)(4)       (0.02)
   Net realized and unrealized gain (loss)             0.65           2.57         3.87           (0.93)
                                                     -------        -------      -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                  0.56           2.47         3.78           (0.95)
                                                     -------        -------      -------         -------
Change in net asset value                              0.56           2.47         3.78           (0.95)
                                                     -------        -------      -------         -------
NET ASSET VALUE, END OF PERIOD                       $21.15         $20.59       $18.12          $14.34
                                                     =======        =======      =======         =======
Total return(1)                                        2.72%         13.63%       26.36%          (6.21)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $38,170        $73,825      $39,656          $2,086
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.42%          1.41%        1.51%           1.47%(3)
   Net investment income (loss)                       (0.45)%        (0.55)%      (0.60)%          0.62%(3)
Portfolio turnover                                       22%            16%          17%             16%(2)
--------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.



40  Phoenix Asset Trust

--------------------------------------------------------------------------------


PHOENIX SMALL-MID CAP FUND

                                                                            CLASS B
                                                  ----------------------------------------------------------
                                                                YEAR ENDED                  FROM INCEPTION
                                                  ---------------------------------------     8/30/02 TO
                                                     2005           2004         2003          12/31/02
                                                   --------       --------     --------        ---------
Net asset value, beginning of period                $20.27         $17.94       $14.30          $15.29
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.23)(4)      (0.24)(4)    (0.20)(4)       (0.02)
   Net realized and unrealized gain (loss)            0.63           2.57         3.84           (0.97)
                                                    -------        -------      -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                 0.40           2.33         3.64           (0.99)
                                                    -------        -------      -------         -------
Change in net asset value                             0.40           2.33         3.64           (0.99)
                                                    -------        -------      -------         -------
NET ASSET VALUE, END OF PERIOD                      $20.67         $20.27       $17.94          $14.30
                                                    =======        =======      =======         =======
Total return(1)                                       1.97%         12.99%       25.45%          (6.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $3,960         $4,404       $2,709            $626
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.19%          2.16%        2.26%           2.22%(3)
   Net investment income (loss)                      (1.19)%        (1.31)%      (1.35)%         (1.37)%(3)
Portfolio turnover                                      22%            16%          17%             16%(2)


                                                                            CLASS C
                                                   ---------------------------------------------------------
                                                                 YEAR ENDED                 FROM INCEPTION
                                                   ---------------------------------------    8/30/02 TO
                                                     2005           2004         2003          12/31/02
                                                   --------       --------     --------        ---------
Net asset value, beginning of period                $20.30         $17.96       $14.31          $15.29
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                      (0.23)(4)      (0.24)(4)    (0.20)(4)       (0.03)
   Net realized and unrealized gain (loss)            0.62           2.58         3.85           (0.95)
                                                    -------        -------      -------         -------
     TOTAL FROM INVESTMENT OPERATIONS                 0.39           2.34         3.65           (0.98)
                                                    -------        -------      -------         -------
Change in net asset value                             0.39           2.34         3.65           (0.98)
                                                    -------        -------      -------         -------
NET ASSET VALUE, END OF PERIOD                      $20.69         $20.30       $17.96          $14.31
                                                    =======        =======      =======         =======
Total return(1)                                       1.92%         13.03%       25.59%          (6.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $14,102        $17,845      $12,565            $572
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 2.19%          2.16%        2.26%           2.22%(3)
   Net investment income (loss)                      (1.19)%        (1.31)%      (1.35)%         (1.37)%(3)
Portfolio turnover                                      22%            16%          17%             16%(2)
--------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Not annualized.
(3) Annualized.
(4) Computed using average shares outstanding.


                                                         Phoenix Asset Trust  41

[logo]PHOENIXFUNDS(sm)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480












ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926










NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-08631
PXP1718                                                                     5-06

                               PHOENIX-KAYNE FUNDS

          Supplement dated May 22, 2006 to the Statement of Additional
                          Information dated May 1, 2006

IMPORTANT NOTICE TO INVESTORS

Effective May 22, 2006, the Phoenix Intermediate Bond Fund, a series of Phoenix-Kayne Funds, was merged with and into the Phoenix Bond Fund, a series of Phoenix Opportunities Trust. Similarly, the Phoenix Overseas Fund, also a series of Phoenix-Kayne Funds was merged with and into the Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust. The Phoenix Intermediate Bond Fund and Phoenix Overseas Fund have ceased to exist and are no longer available for sale. Accordingly, all references to the Intermediate Bond Fund and Overseas Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Additionally, the name of the trust is changed to Phoenix Asset Trust. All references to "Phoenix-Kayne Funds" are hereby replaced with "Phoenix Asset Trust," otherwise known as the "Trust."

The information under the heading "Management of the Trust" is hereby amended by removing all references to S. Leland Dill, Everett M. Morris and Donald B. Romans. Messrs. Dill and Romans' respective terms on the Board of Trustees expired on April 29, 2006. Mr. Morris retired from the Board of Trustees on May 18, 2006, pursuant to the Trust's retirement policy.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1719/KayneMergers (5/06)

                               PHOENIX ASSET TRUST
                         (FORMERLY, PHOENIX-KAYNE FUNDS)

                   PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

                          PHOENIX RISING DIVIDENDS FUND

                           PHOENIX SMALL-MID CAP FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

                          as supplemented May 22, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Asset Trust ("the Trust"), dated May 1, 2006, as supplemented May 22, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE


The Trust .....................................................................1
Investment Restrictions .......................................................1
Investment Techniques and Risks ...............................................2
Risk Factors..................................................................13
Performance Information ......................................................16
Portfolio Turnover ...........................................................17
Portfolio Transactions and Brokerage .........................................17
Disclosure of Fund Holdings...................................................18
Services of the Adviser.......................................................20
Portfolio Managers ...........................................................23
Net Asset Value ..............................................................25
How to Buy Shares ............................................................25
Alternative Purchase Arrangements ............................................25
Investor Account Services ....................................................29
How to Redeem Shares .........................................................30
Dividends, Distributions and Taxes ...........................................31
Tax Sheltered Retirement Plans ...............................................35
The Distributor ..............................................................36
Distribution Plans............................................................37
Management of the Trust.......................................................39
Additional Information .......................................................46
Appendix......................................................................48


                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926

PXP 1719 (5/06)

                                    THE TRUST


   The Trust (formerly called Phoenix-Kayne Funds) is an open-end management investment company organized under Delaware law in 1996 as a Delaware statutory trust. The Trust changed its name to Phoenix Asset Trust on May 22, 2006.


   The Trust's Prospectus describes the investment objectives and strategies that each of the Funds currently offered by the Trust will employ in seeking to achieve its investment objective. The Funds are: Phoenix CA Intermediate Tax-Free Bond Fund (the "CA Bond Fund"), the Phoenix Rising Dividends Fund (the "Rising Dividends Fund"), and the Phoenix Small-Mid Cap Fund (the "Small-Mid Cap Fund"), (each, a "Fund" and, together, the "Funds").

   Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, ("the 1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable); provided, that the foregoing limitation shall not apply to the CA Bond Fund;

   (2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

   (3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in an amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 10% of total assets;

   (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements and dollar roll transactions, and options transactions, or issuing shares of beneficial interest in multiple classes;

   (5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

   (6) purchase or sell commodities or commodity contracts, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (such as foreign currency hedging);

   (7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

   (8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

   (9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

   The Board of Trustees, as a matter of policy or in response to specific state and/or federal legal requirements, has adopted the following additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

   A Fund may not:

   (1) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

   (2) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and Statement of Additional Information;

   (3) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, dollar roll transactions, short sales, financial options and other hedging activities);

   (4) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

   (5) purchase more than 10% of the outstanding voting securities of any one issuer;

   (6) purchase the securities of other investment companies, except as permitted by the 1940 Act and except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

   (7) participate on a joint basis in any trading account in securities, although the adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

   (8) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

   (9) invest more than 5% of its net assets in indexed securities.

   Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

   To the extent these restrictions reflect matters of operating policy, which may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

                         INVESTMENT TECHNIQUES AND RISKS

PORTFOLIO SECURITIES AND INVESTMENT TECHNIQUES

   The Funds may each utilize the following practices or techniques in pursuing their investment objectives.

BORROWING

   Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 10% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as borrowings).

   Each Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

CURRENCY HEDGING AND RISK MANAGEMENT PRACTICES

   The Funds that may invest in foreign securities do not expect to engage actively in hedging practices. However, from time to time when deemed appropriate by the Adviser, they may seek to protect against the effect of adverse changes in currency exchange rates that are adverse to the present or prospective position of a Fund by employing forward currency exchange contracts or options (sometimes called "derivatives"). A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

   The Funds generally enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering in a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter in a forward contract to buy or sell the currency approximating the value of some or all of a Fund's portfolio securities denominated in such currency. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately anticipated.

   A Fund also may purchase a put or call option on a currency in an effort to hedge its current or prospective investments. A Fund will not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indices and currencies) and premiums paid for any such related options would exceed 5% of the its total assets. There can be no assurance that hedging transactions by a Fund, if employed, will be successful.

   Despite their limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions, the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

DEBT SECURITIES

   Each Fund may invest in debt securities including all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements.

   In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

   After a purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. Appendix "A" contains a description of bond ratings from major ratings agencies.

   ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans, such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Asset-backed securities may be prepaid prior to maturity, and hence, their actual life can vary considerably from the stated maturity. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

   BELOW INVESTMENT GRADE DEBT SECURITIES. Each Fund may purchase lower-rated debt securities, (e.g., those rated "BB" and "B" by Standard & Poor's Corporation ("S&P") or "Ba" and "B" by Moody's Investors Service, Inc. ("Moody's")) that have reduced prospects for payment of principal and interest. See Appendix A for a description of these ratings. Lower-rated debt securities are considered to be speculative and have a greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

   Because the risk of default is higher for lower-quality securities and can increase with the age of these securities, the adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the adviser attempts to identify those issuers of high-yielding securities whose financial condition is sound enough to meet future obligations, has improved, or is expected to improve in the future. The adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

   MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgage-related securities. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Adjustable-Rate Mortgage-Related Securities ("ARMS"). Because the interest rates on the mortgages underlying ARMS reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

   Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

   The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each underlying mortgage loan must include whole loans, undivided participation interests in whole loans or participation in another FHLMC security.

   Federal National Mortgage Association ("FNMA"). FNMA is a federally chartered and privately-owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

   Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following:

   (1)fixed-rate level payment mortgage loans;

   (2)fixed-rate growing equity mortgage loans;

   (3)fixed-rate graduated payment mortgage loans;

   (4)variable-rate mortgage loans;

   (5)other adjustable-rate mortgage loans; and

   (6)fixed-rate mortgage loans secured by multifamily projects.

   Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration ("FHA") under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:

   (1)fixed-rate level payment mortgage loans;

   (2)fixed-rate graduated payment mortgage loans;

   (3)fixed-rate growing equity mortgage loans;

   (4)fixed-rate mortgage loans secured by manufactured (mobile) homes;

   (5)mortgage loans on multifamily residential properties under construction;

   (6)mortgage loans on completed multifamily projects;

   (7)fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);

   (8)mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and

   (9)mortgage-backed serial notes.

   Privately Issued Mortgage-Related Securities. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans, mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans, and bonds and collateralized mortgage obligations ("CMOs").

   Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

   The Funds may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

   MUNICIPAL SECURITIES. Because the CA Bond Fund invests a substantial portion of its total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), the Fund generally will have a lower yield than if it primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of Municipal Securities held by the CA Bond Fund will fluctuate inversely with interest rates.

   Custodial Receipts. The CA Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by the CA Bond Fund should increase the volatility of its net asset value and, thus, its price per share. The CA Bond Fund also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

   General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

   Obligations with Puts Attached. The CA Bond Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." The CA Bond Fund will use such puts in accordance with regulations issued by the SEC. In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The CA Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to the CA Bond Fund nor has it assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which the CA Bond Fund may invest.

   Participation Interests. The CA Bond Fund may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities.

   For certain participation interests, the CA Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in a Municipal Security, plus accrued interest. As to these instruments, the

CA Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios.

   Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

   Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

   Tender Option Bonds. The CA Bond Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The adviser, on behalf of the CA Bond Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice or having no secondary market available will be considered illiquid securities.

   U.S. GOVERNMENT SECURITIES. Generally, U.S. Government Securities held by the Funds will increase in value when interest rates decrease and will decrease in value when interest rates increase. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Financing Corporation, Federal Financing Bank, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, Resolution Funding Corporation, Student Loan Marketing Association, and Washington Metropolitan Area Transit Authority, among others. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

   VARIABLE RATE DEMAND NOTES. Variable rate demand notes ("VRDNs") are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. These notes can be tax-exempt obligations. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

   The CA Bond Fund also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution ("Institution"), typically a commercial bank. Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation, and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, provides a letter of credit, and issues a repurchase commitment.

   Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the CA Bond Fund may invest in such VRDNs, the issuers or underlying institutions of which the adviser believes are creditworthy and satisfy the quality requirements of the CA Bond Fund. The adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

   During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The CA Bond Fund may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

   ZERO COUPON DEBT SECURITIES. The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The amount of the discount on a zero coupon bond (other than a zero coupon Municipal Security) acquired by a Fund from its issuer must be included in the Fund's income during the period when the Fund holds the bond, even though the Fund does not receive payments of interest on the bond. In order to qualify for favorable federal income tax treatment, a Fund may have to increase its distributions to shareholders to reflect the amount of the discount that the Fund includes in its income, and may be required to borrow to meet its distribution requirements.

DEFENSIVE INVESTMENTS

   The adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the adviser to assume a temporary, defensive position during which a portion of each Fund's assets may be invested in cash and short-term instruments. The Funds also may lend securities, and use repurchase agreements.

DEPOSITARY RECEIPTS


   The Rising Dividends and Small-Mid Cap Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of these Funds' investment policies, these Funds' investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.


DOLLAR ROLL TRANSACTIONS

   The Funds may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold. When a Fund enters into a dollar roll transaction, it will designate liquid assets having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

FOREIGN CURRENCY TRANSACTIONS

   Because certain of the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

   In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the adviser.

   The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euros value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Euro -- for example, by entering into a forward contract to sell Euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

   SEC guidelines require mutual funds to designate appropriate liquid assets to cover forward currency contracts that are deemed speculations. The Funds are not required to designate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

   A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has designated cash or high-quality liquid assets having a value sufficient to cover its obligations).

   The successful use of forward currency contracts will depend on the adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the adviser's use of forward currency contracts will be advantageous to any Fund or that the adviser will hedge at an appropriate time. If the adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

ILLIQUID INVESTMENTS

   Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the adviser determines the liquidity of the Funds' investments and, through reports from the adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the adviser may consider various factors, including:

   (1)the frequency of trades and quotations,

   (2)the number of dealers and prospective purchasers in the marketplace,

   (3)dealer undertakings to make a market,

   (4)the nature of the security (including any demand or tender features),

   (5)the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and

   (6)in the case of foreign currency-denominated securities, any restriction on currency conversion.

   Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), certain mortgage-backed securities, certain tender option bonds and restricted securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

INDEXED SECURITIES

   The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

   Although not currently intended, the Funds may purchase put and call options on securities in which they have invested, on foreign currencies represented in their portfolios and on any securities index based in whole or in part on securities in which these Funds may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

   A Fund normally would purchase call options only in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

   A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

   Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price and premium) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

   The Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will specifically designate on its accounting records liquid assets with an aggregate value equal to at least the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

OTHER INVESTMENT COMPANIES

   Each Fund may invest up to 10% of its total assets in securities issued by other investment companies investing in securities in which the Fund can invest provided that such investment companies invest in portfolio securities in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the 1940 Act, require a Fund to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

POOLED FUND

   Each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, is authorized to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds.

REPURCHASE AGREEMENTS

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings involving a counterparty), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

RESTRICTED SECURITIES

   Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

   In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

   Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

   The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the adviser pursuant to guidelines approved by the Board. The adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

   The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will designate cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

SECURITIES LENDING

   Each Fund may lend its securities in an amount not exceeding 30% of its assets to parties such as broker-dealers, banks, or institutional investors if the loan is collateralized in accordance with applicable regulations. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the adviser. Furthermore, they will only be made if, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

   Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES

   The Funds may engage in short sales of securities. In a short sale, the Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less then the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

   When a Fund engages in short sales, its custodian designates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short (or later market value), and (2) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The designated assets are marked-to-market daily, provided that at no time will the amount designated plus the amount deposited with the broker be less than the market value of the securities when they were sold short (or later market value).

   In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to designate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. A short sale against the box also will constitute a constructive sale of the security and recognition of any applicable gain or loss.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

   The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the goal of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds will specifically designate on their accounting records liquid assets with a value equal in value to commitments for when-issued or delayed delivery securities. The designated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

                                  RISK FACTORS

DEBT SECURITIES

   Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

   The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Intermediate Bond Fund and the CA Bond Fund may, at times, change the average maturity of their investment portfolios. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated.

EXCHANGE RATES AND POLICIES

   The Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

   The Funds may be affected, either favorably or unfavorably, by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

FOREIGN SECURITIES


   The Rising Dividends and Small-Mid Cap Funds have the right to purchase securities in foreign countries. Accordingly, shareholders should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

   Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the U.S. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

   Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions and resulted in settlement difficulty. The inability of a Fund to make intended security purchases because of settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security because of settlement problems could result in loss to a Fund if the value of the portfolio security declined or results in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.


   Because the securities owned by the Rising Dividends and Small-Mid Cap Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect a Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange between the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Adviser's ability to predict movements in exchange rates.


HEDGING TRANSACTIONS

   While transactions in options or other "hedging positions" may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for that Fund than if it had not entered into any hedging positions. If the correlation between a hedging position and portfolio position which is intended to be protected is imperfect, the desired protection may not be obtained, and a Fund may be exposed to risk of financial loss.

   Perfect correlation between a Fund's hedging positions and portfolio positions may be difficult to achieve because hedging instruments in many foreign countries are not yet available. In addition, it is not possible to hedge fully against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

INTEREST RATES

   The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

   Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

   Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the adviser's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

LEVERAGE

   Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

MUNICIPAL SECURITIES

   Because the CA Bond Fund invests primarily in Municipal Securities, its performance may be especially affected by factors pertaining to the economies of various states and other factors specifically affecting the ability of issuers of Municipal Securities to meet their obligations.

   The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Municipal Securities may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect the ability to meet financial obligations. The availability of federal, state and local aid to issuers of Municipal Securities also may affect their ability to meet their obligations.

   Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, social, environmental and regulatory policies and conditions in a given state. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by a particular State, and there is no responsibility on the part of a particular State to make payments on such local obligations.

   Any reduction in the actual or perceived ability of an issuer of Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of Municipal Securities as well. For example, in recent years, certain state constitutional and statutory amendments and initiatives have restricted the ability of those states' taxing entities to increase real property and other tax revenues. Other initiative measures approved by voters, through limiting various other taxes, have resulted in a substantial reduction in certain state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these measures on the ability of specific issuers to pay interest or repay principal. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities.

PRICE FLUCTUATION

   Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund therefore may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

SMALL COMPANIES

   Investors in Funds that invest in smaller companies should consider carefully the special risks involved. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell 2500(TM) Growth Index and the S&P California Municipal Bond Index.


   Advertisements, sales literature and other communications may contain information about the Funds and Advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD


   The 30-day yield quotation as to Class X Shares of the CA Bond Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:


   YIELD = 2[( a-b + 1)(6)-1]
               ---
               cd

   where:  a = dividends and interest earned during the period.
           b = net expenses accrued for the period.
           c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.


   The yield for the Class X Shares for the CA Bond Fund indicated for the 30-day period ended December 31, 2005 were as follows:


                                 CLASS X SHARES

CA Bond Fund                         3.63%

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares and Class X Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities, generally on equity securities transactions only. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Trust, the adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust.

   The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Trust and may benefit both the Trust and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   Some fund transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs share pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   For the fiscal years ended December 31, 2003, 2004 and 2005 brokerage commissions paid by the Trust on portfolio transactions totaled $399,990, $314,168, and $477,371 respectively. In the fiscal years ended December 31, 2003, 2004 and 2005, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $95,332 paid during the fiscal year ended December 31, 2005, were paid on fund transactions aggregating $50,201,294 executed by brokers who provided research and other statistical and factual information.

   Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the adviser. It may frequently happen that the same security is held in the portfolio of more than one fund. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund. When two or more funds advised by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds in a manner equitable to each fund. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. In other cases, however, it is believed that the ability of the Trust to participate in volume transactions will produce better executions for the Trust. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing each adviser as investment adviser to the Trust outweighs the disadvantages that may be said to exist from simultaneous transactions.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

     ------------------------------------------------------------------------------------------------------------
                                                                              TIMING OF RELEASE OF PORTFOLIO
     TYPE OF SERVICE PROVIDER           NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
     ---------------------------------- ------------------------------------- -----------------------------------
     Adviser                            Kayne Anderson Rudnick Investment     Daily
                                        Management, LLC
     ---------------------------------- ------------------------------------- -----------------------------------
     Distributor                        Phoenix Equity Planning Corporation   Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Custodian                          State Street Bank and Trust Company   Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Sub-Financial Agent                PFPC Inc.                             Daily
     ---------------------------------- ------------------------------------- -----------------------------------
     Independent Registered Public      PricewaterhouseCoopers LLP            Annual Reporting Period: within
     Accounting Firm                                                          15 business days of end of
                                                                              reporting period

                                                                              Semiannual Reporting Period:
                                                                              within 31 business days of end of
                                                                              reporting period
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------
                                                                              TIMING OF RELEASE OF PORTFOLIO
     TYPE OF SERVICE PROVIDER           NAME OF SERVICE PROVIDER              HOLDINGS INFORMATION
     ---------------------------------- ------------------------------------- -----------------------------------
     Typesetting Firm for Financial     GCom Solutions                        Monthly on first business day
     Reports and Forms N-Q                                                    following month end
     ---------------------------------- ------------------------------------- -----------------------------------
     Printer for Financial Reports      V.G. Reed & Sons                      Annual and Semiannual Reporting
                                                                              Period: within 45 days after end
                                                                              of reporting period
     ---------------------------------- ------------------------------------- -----------------------------------
     Proxy Voting Service               Proxy Lite                            Twice weekly on an ongoing basis
     ---------------------------------- ------------------------------------- -----------------------------------
     Intermediary Selling Shares of     Merrill Lynch                         Quarterly within 10 days of
     the Fund                                                                 quarter end
     ---------------------------------- ------------------------------------- -----------------------------------
     Third-Party Class B Share          SG Constellation LLC                  Weekly based on prior week end
     Financer
     ------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

     ------------------------------------------------------------------------------------------------------------
     Portfolio Redistribution Firms     Bloomberg, Standard & Poor's and      Quarterly, 60 days after fiscal
                                        Thompson Financial Services           quarter end
     ---------------------------------- ------------------------------------- -----------------------------------
     Rating Agencies                    Lipper Inc. and Morningstar           Quarterly, 60 days after fiscal
                                                                              quarter end
     ------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                             SERVICES OF THE ADVISER

   Kayne Anderson Rudnick Investment Management, LLC ("Kayne" or the "Adviser") is the Adviser for the Funds. Its principal office is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Kayne is an SEC-registered investment adviser organized as a California limited liability company. The Adviser's predecessor was founded in 1984, by Richard Kayne and John Anderson. The Adviser is in the business of furnishing investment advice to sponsored program, private and institutional clients and managed, as of December 31, 2005, approximately $8.6 billion for such clients. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06102-5056.

   PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $50.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Pursuant to an Investment Management Agreement (the "Management Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Management Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Management Agreement.

   The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement will be accounted for on the financial statements of a Fund as a contingent liability of the Fund, and will appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that a Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

   For managing the investment of each fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates:

     FUND                      MANAGEMENT FEE
     ----                      --------------
     CA Bond Fund                   0.50%

     Rising Dividends Fund          0.75%

     Small-Mid Cap Fund             0.85%

   Management fees accrued by each fund for the fiscal years ended December 31, 2003, 2004 and 2005 are as follows:

     FUND                          2003               2004               2005
     ----                          ----               ----               ----
     CA Bond Fund                 $181,533          $188,263            $190,463

     Rising Dividends Fund        $738,917        $1,064,263          $1,019,981

     Small-Mid Cap Fund         $1,037,267        $1,429,437          $1,374,646

   The Management Agreement continues from year to year with respect to each Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding shares of such Fund and
(2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant adviser, cast in person at a meeting called for the purpose of voting on such approval. On 60 days written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Trustees or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act).

   The Management Agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

EXPENSES

   Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; cost of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser or Distributor); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Management Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which were amortized over five years.


   The Adviser, through April 30, 2007, has contractually agreed to reduce its fee and reimburse the following funds for expenses (excluding interest, tax and extraordinary expenses) so that such total annual operating expenses do not exceed the following percentage of average annual net assets:


     FUND                       CLASS X        CLASS A      CLASS B      CLASS C
     ----                       -------        -------      -------      -------
     CA Bond Fund                0.75%           N/A          N/A          N/A
     Rising Dividends Fund       1.20%          1.45%        2.20%        2.20%
     Small-Mid Cap Fund          1.30%          1.55%        2.30%        2.30%

   The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

   During the past three years, Kayne reimbursed the Funds the following amounts:

   FUND                              2003               2004             2005
   ----                              ----               ----             ----
   CA Bond Fund                    $100,802           $87,348          $105,772

   Rising Dividends Fund              --                 --               --

   Small-Mid Cap Fund                 --                 --               --


   At December 31, 2005, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund listed below is as follows:


   FUND                                                2005
   ----                                                ----
   CA Bond Fund                                      $293,922

   No fees were recouped by the Adviser for the year ended December 31, 2005. As of December 31, 2005, the Adviser may recapture a portion of the below amounts no later than the dates as stated below:

                                                    DECEMBER 31,
FUND                                 2006               2007             2008
----                                 ----               ----             ----

   CA Bond Fund                    $100,802           $87,348          $105,772


   Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT


   A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the Funds' 2005 annual report covering the period January 1, 2005 through December 31, 2005.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies, or delegate such responsibility to a Subadviser. The Adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

    o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

    o Changes to Capital Structure--dilution or improved accountability associated with such changes.

    o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

    o Social and Corporate Responsibility Issues--the Adviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.


                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISER (KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms, including the Adviser (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

   The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to these funds and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP has several components:

(1) Sixty percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures (as indicated in the table below) established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against specified benchmarks for each fund managed. Generally, an individual manager's participation is based on the performance of each fund or separately managed account overseen and is weighted roughly by total assets in each of those funds or separately managed accounts.

           FUND(S)                         BENCHMARK(S) AND/OR PEER GROUPS
           --------                        -------------------------------
     CA Bond Fund                        S&P California Municipal Bond Index

     Rising Dividends Fund               S&P 500(R) Index

     Small-Mid Cap Fund                  Russell 2500(TM) Index

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

(3) Fifteen percent of target bonus will be based on Phoenix Investment Partners, Ltd. profitability.

   The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The adviser are required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                     NUMBER OF AND TOTAL      NUMBER OF AND TOTAL ASSETS              NUMBER OF
                                    ASSETS OF REGISTERED      OF OTHER POOLED INVESTMENT        AND TOTAL ASSETS OF
NAME                                INVESTMENT COMPANIES            VEHICLES (PIVs)                OTHER ACCOUNTS
----                                --------------------            ---------------                --------------
Kimberly C. Friedricks                 2; $92,000,000                      --                   653; $849,000,000
Sandra L. Gleason                      3; $152,000,000                     --                   22,328; $5,607,000,000

Allan M. Rudnick                       5; $301,000,000                     --                   3,501; $1,339,000,000
Robert A. Schwarzkopf                  3; $152,000,000                     --                   22,328; $5,607,000,000
Richard Sherry                         5; $301,000,000                     --                   3,501; $1,339,000,000
Paul Wayne                             5; $301,000,000                     --                   3,501; $1,339,000,000

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

   As of December 31, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities owned by each portfolio manager for the Advisers in each fund described in the funds' prospectus that he/she manages as of the December 31, 2005:

                                                                                 DOLLAR RANGE OF EQUITY SECURITIES
        PORTFOLIO MANAGER                        NAME OF FUND                 BENEFICIALLY OWNED IN EACH FUND MANAGED
        -----------------                        ------------                 ---------------------------------------
Kimberly C. Friedricks                           CA Bond Fund                                  None
Sandra L. Gleason                             Small-Mid Cap Fund                               None

Allan M. Rudnick                            Rising Dividends Fund                          $1 - $10,000
Robert A. Schwarzkopf                         Small-Mid Cap Fund                         $10,001 - $50,000
Richard Sherry                              Rising Dividends Fund                              None
Paul Wayne                                  Rising Dividends Fund                          $1 - $10,000

                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the "NYSE" is open for trading. The "NYSE" will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

   For Class A Shares, Class B Shares and Class C Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. For Class X Shares, the minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. For purchases of Class X Shares by private clients of the Adviser and Schwab OneSource accounts, the minimum initial investment is $2,000 and the minimum subsequent investment is $250. Completed applications for the purchase of shares should be mailed to:
Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES--RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES--RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" Section of this SAI.)

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES--ALL FUNDS

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of the Adviser or Subadviser to any Phoenix Funds; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   A "Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares or Class C Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the IRS that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the appropriate Fund of the Phoenix-Kayne Funds. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail to PEPCO an Account Application.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund (except the Money Market Fund) may be exchanged for shares of the same class of another Phoenix Fund or any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also "Dividends, Distributions and Taxes section of this SAI"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior
to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSC. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the SEC is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for further information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

REDEMPTIONS BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS

   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Trust may make payment of the redemption price either in cash or in kind. However, the Trust has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of a Fund. A shareholder receiving such securities would incur brokerage costs selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any, tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a

RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAX-EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   PEPCO, a registered broker-dealer which is an indirect wholly-owned subsidiary of PNX, serves as Distributor of the Trust's shares. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102-5056.

   The Trust and PEPCO have entered into distribution agreements under which PEPCO has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to PEPCO the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. PEPCO may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. PEPCO may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with PEPCO. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   For its services under the distribution agreements, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below.

   For the fiscal year ended December 31, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $189,638, $190,599 and $123,606, respectively of which the Distributor received net commissions of $35,461, $43,705 and $68,190, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2005, the Distributor received net commissions of $7,218 for Class A Shares and deferred sales charges of $57,685 for Class B Shares and $3,287 for Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.


RISING DIVIDENDS FUND AND SMALL-MID CAP FUND ONLY


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
       -----------------              -----------------             ------------------        ----------------------------
Under $50,000                              5.75%                          6.10%                          5.00%

$50,000 but under $100,000                 4.75                           4.99                           4.25

$100,000 but under $250,000                3.75                           3.90                           3.25

$250,000 but under $500,000                2.75                           2.83                           2.25

$500,000 but under $1,000,000              2.00                           2.04                           1.75

$1,000,000 or more                         None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented costs of PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

                     First 5 billion                                  0.06%
                     $5 billion to $15 billion                        0.05%
                     Greater than $15 billion                         0.03%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. Prior to November 1, 2004, U.S. Bancorp Fund Services, LLC acted as the Funds' Administrator under an Administration Agreement. For administrative services during the Fund's fiscal year ended December 31, 2005, the Trust paid $413,241.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares, except Class X Shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended December 31, 2005, the Fund paid 12b-1 fees in the amount of $540,764 of which the Distributor received $281,649 and unaffiliated broker-dealers received $259,115. The 12b-1 payments were used for (1) compensating dealers, $395,760, (2) compensating sales personnel, $377,399, (3) advertising, $78,838, (4) printing and mailing of prospectuses to other than current shareholders, $5,980, (5) service costs, $37,544 and (6) other, $36,148.

   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 under 1940 Act permitting the issuance of shares in multiple classes.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                   INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                       PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF        OVERSEEN                    DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED      BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------      ----------             -----------------------------------

E. Virgil Conway                   Served since         70        Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          2002.                          (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                   (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                       (Director/Trustee) (1975-2004) (Honorary)
                                                                  (2004-present), Pace University (Director/Trustee Emeritus)
                                                                  (2003-present), Greater New York Councils, Boy Scouts of America
                                                                  (1985-present), The Academy of Political Science (Vice Chairman)
                                                                  (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                                  Colgate University (Trustee Emeritus) (2004-present).
                                                                  Director/Trustee, The Harlem Youth Development Foundation,
                                                                  (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                  (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                  Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                  Insurance Company (1974-2002), Centennial Insurance Company
                                                                  (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                  Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                  Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                  Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                  Josiah Macy, Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since          70       Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             2002.                          (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since          71       Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           2005.                          (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL  34108                                                 (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          68       Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                          (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                      portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN  37402                                            (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                      Obaji Medical Products Company (2002-present).
                                                                  Director, Lincoln Educational Services (2002-2004).
                                                                  Chairman, Carson Products Company (cosmetics)
                                                                  (1998-2000).

                                                   INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                       PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                    PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND             LENGTH OF        OVERSEEN                    DURING PAST 5 YEARS AND
          DATE OF BIRTH              TIME SERVED      BY TRUSTEE             OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------              -----------      ----------             -----------------------------------
Geraldine M. McNamara              Served since          70       Managing Director, U.S. Trust Company of New York (private
U.S. Trust Company of NY           2002.                          bank) (1982-present). Trustee/Director, Phoenix Funds
11 West 54th Street                                               Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

James M. Oates*                    Served since          68       Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners             2005.                          Markets, Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                     Trustee/Director, Phoenix Funds Family (1987-present).
Boston, MA 02109                                                  Managing Director, Wydown Group (consulting firm)
Trustee                                                           (1994-present). Director, Investors Financial Service
DOB: 5/31/46                                                      Corporation (1995-present), Investors Bank & Trust
                                                                  Corporation (1995-present), Stifel Financial
                                                                  (1996-present), Connecticut River Bancorp (1998-present),
                                                                  Connecticut River Bank (1999-present), Trust Company of
                                                                  New Hampshire (2002-present). Chairman, Emerson Investment
                                                                  Management, Inc. (2000-present). Independent Chairman,
                                                                  John Hancock Trust (since 2005), Trustee, John Hancock
                                                                  Funds II and John Hancock Funds III (since 2005).
                                                                  Trustee, John Hancock Trust (2004-2005). Director/Trustee,
                                                                  AIB Govett Funds (six portfolios) (1991-2000), Command
                                                                  Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                  Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com)
                                                                  (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                  Treasurer, Endowment for Health, Inc. (2000-2004).

Richard E. Segerson                Served since          68       Managing Director, Northway Management Company
Northway Management Company        2005.                          (1998-present). Trustee/Director, Phoenix Funds Family
164 Mason Street                                                  (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served since          68       Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2005.                          Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                              EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                      Continental European Investment Trust (1998-present),
                                                                  Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                  (1998-present), Santens N.V. (1999-present). Managing
                                                                  Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                  Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                  (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                  Luxembourgeoise (1992-2003), Investco N.V. (1992-2003),
                                                                  Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                  N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber
                                                                  of Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                  Investment Partners, Ltd. (1995-2001).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S)       LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
WITH TRUST AND DATE OF BIRTH         SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------         ------           -------                  -----------------------------------

Daniel T. Geraci*                Served since           31          Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                     2005.                              Companies, Inc. (2003-present). President and Chief
                                                                    Executive Officer, Phoenix Investment Partners, Ltd.
                                                                    (2003-present). President, certain funds within the
                                                                    Phoenix Funds Complex (2004-present). President and
                                                                    Chief Executive Officer of North American Investment
                                                                    Operations, Pioneer Investment Management USA, Inc.
                                                                    (2001-2003). President of Private Wealth Management
                                                                    Group (2000-2001), and Executive Vice President of
                                                                    Distribution and Marketing for U.S. institutional
                                                                    services business (1998-2000) Fidelity Investments.

Marilyn E. LaMarche**            Served since           68          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company (1989-2005).
New York, NY 10020
Trustee
DOB: 5/11/34

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S)       LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
WITH TRUST AND DATE OF BIRTH         SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------         ------           -------                  -----------------------------------

Philip R. McLoughlin***          Served since           96          Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bridge Street                1989.                              World Trust Fund (1991-present). Director/Trustee,
Chatham, MA  02633                                                  Phoenix Funds Complex (1989-present). Management
Chairman                                                            Consultant (2002-2004), Chairman (1997-2002), Chief
DOB: 10/23/46                                                       Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).


* Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------


George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since 2004.  The Phoenix Companies, Inc. (2004-present). Senior Vice President and
                                                      Chief Operating Officer, Asset Management, The Phoenix Companies, Inc.
                                                      (2004-present). Executive Vice President and Chief Operating Officer,
                                                      Phoenix Investment Partners, Ltd. (2004-present). Vice President,
                                                      Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                      Phoenix Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                      Investment Partners, Ltd. (2001-2002). Assistant Controller, Phoenix
                                                      Investment Partners, Ltd. (1996-2001). Executive Vice President,
                                                      certain funds within the Phoenix Funds Family (2004-present).

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Francis G. Waltman
DOB: 7/27/62                   Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
                               President since 2004.  (February 2006-present). Senior Vice President, Product Development and Management (2005-present), Senior Vice President and Chief
                                                      Administrative Officer (2003-2004), Phoenix Investment Partners, Ltd.
                                                      Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                      Planning Corporation (1999-2003). Senior Vice President, certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB:  9/23/45                                         Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity (January 2005-May 2005). Assistant General
                                                      Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                    Officer and            Corporation (2004-present). Chief Financial Officer and Treasurer or
                               Treasurer since        Assistant Treasurer of certain funds within the Phoenix Fund Family
                               2005.                  (2004-present). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                      Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.


   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Leroy Keith, Jr., Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Philip McLoughlin, who is an Interested Trustee. The committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.


   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION


   Trustees who are not interested persons of the Adviser or any of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended December 31, 2005, the Trustees received the following compensation:


                                                                                  TOTAL COMPENSATION FROM TRUST AND FUND
                                                                                         COMPLEX (96 FUNDS)
      NAME OF TRUSTEE             AGGREGATE COMPENSATION FROM TRUST                      PAID TO TRUSTEES
      ---------------             ---------------------------------                      ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                     $18,014                                    $183,500
Harry Dalzell-Payne                                  18,186                                      176,000
Francis E. Jeffries                                  7,552*                                      134,750
Leroy Keith, Jr.                                      6,761                                      75,500
Geraldine M. McNamara                                20,664*                                     176,000
James M. Oates                                       11,405                                      116,011
Richard E. Segerson                                  7,552*                                      83,750
Ferdinand L. J. Verdonck                             7,772                                       72,011

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                        0                                           0
Marilyn E. LaMarche                                  7,017                                       67,761
Philip R. McLoughlin                                 24,284                                      285,634

*This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $567,851.80; Ms. McNamara, $275,202.69 and Mr. Segerson, $116,474.82.
At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                     AGGREGATE DOLLAR RANGE OF TRUSTEE
                                     DOLLAR RANGE OF EQUITY SECURITIES              OWNERSHIP IN ALL FUNDS OVERSEEN BY
                                          IN A FUND OF THE TRUST                 TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
                                          ----------------------                 -----------------------------------------
      NAME OF TRUSTEE
      ---------------
INDEPENDENT TRUSTEES
--------------------


E. Virgil Conway                                   None                                        Over $100,000
Harry Dalzell-Payne                                None                                            None
Francis E. Jeffries                                None                                        Over $100,000
Leroy Keith, Jr.                                   None                                        $1 - $10,000
Geraldine M. McNamara                              None                                        Over $100,000
James M. Oates                    Rising Dividends Fund: $10,001-$50,000                       Over $100,000
                                    Small-Mid Cap Fund: $10,001-$50,000                        Over $100,000
Richard E. Segerson                                None                                        Over $100,000
Ferdinand L.J. Verdonck                            None                                            None

INTERESTED TRUSTEES
-------------------
Daniel T. Geraci                                   None                                       $10,001-$50,000
Marilyn E. LaMarche                                None                                            None
Philip R. McLoughlin                               None                                        Over $100,000


   As of March 31, 2006, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the Funds.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as of March 31, 2006 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of any Fund's outstanding shares, as noted:

                                                                                   PERCENTAGE OF THE
            NAME OF SHAREHOLDER                          FUND AND CLASS                  CLASS            NUMBER OF SHARES
            -------------------                          --------------                  -----            ----------------

Charles Schwab & Co., Inc.(1)                 CA Bond Fund Class X                        7.78%               266,002.992
Special Custody Account for                   Rising Dividends Fund Class A              58.15%               440,552.657
Benefit of Customers                          Small-Mid Cap Fund Class A                 26.80%               451,486.763
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


CitiGroup Global Markets, Inc                 Rising Dividends Fund Class A               7.16%                54,261.094
House Account                                 Rising Dividends Fund Class B               8.32%                13,551.877
XXXXXXX1250                                   Rising Dividends Fund Class C               9.94%                14,248.697
Attn: Peter Booth, 7th Floor                  Small-Mid Cap Fund Class A                  6.29%               105,958.931
333 W 34th Street                             Small-Mid Cap Fund Class B                 25.06%                42,653.825
New York, NY 10001-2402                       Small-Mid Cap Fund Class C                 37.17%               242,693.616


JP Morgan Chase Bank, N.A. FBO                Rising Dividends Fund Class X              13.20%               696,177.853
XXXXX3207                                     Small-Mid Cap Fund Class X                  5.23%               180,791.396
500 Stanton Christiana Road
Newark, DE 19713-2107

MLPF&S for the Sole Benefit                   Rising Dividends Fund Class B              35.97%                58,580.872
of its Customers(1)                           Rising Dividends Fund Class C               8.15%                11,677.020
Attn:  Fund Administration                    Small-Mid Cap Fund Class A                 11.41%               192,172.443
4800 Deer Lake Drive East, Floor 3            Small-Mid Cap Fund Class B                 16.85%                28,678.650
Jacksonville, FL  32246-6484                  Small-Mid Cap Fund Class C                 28.17%               183,898.258

NFSC FEBO                                     Rising Dividends Fund Class X               5.97%               314,920.269
FIIOC as Agent for Qualified Employee
Benefit Plans (401K) FINOPS-IC Funds
100 Magellan Way KWIC
Convington, KY 41015-1987


NFSC FEBO                                     CA Bond Fund Class X                        9.76%               333,864.826
Richard Shapiro - Large Cap
10360 Strathmore Drive
Los Angeles, CA  90024-2550

NFSC FEBO                                     CA Bond Fund Class X                       18.76%               641,833.342
Donna K. Sefton TTEE
Donna K. Sefton Trust
U/A 06/14/83
2550 5th Ave Ste. 808
San Diego CA 92103-6624


NFSC FEBO                                     CA Bond Fund Class X                       31.19%             1,067,049.660
Harley K. Sefton TTEE                         Rising Dividends Fund Class X               8.62%               454,343.369
Donna K. Sefton Irrev Trust
U/A 04/29/93
2550 5th Ave Ste. 808
San Diego CA 92103-6624


Pershing LLC(1)                               Rising Dividends Fund Class C              14.35%                20,563.344
Acct # XXXXX0079
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC(1)                               Rising Dividends Fund Class C               9.36%                13,416.518
Acct # XXXXX0105
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                                                    PERCENTAGE OF THE
            NAME OF SHAREHOLDER                          FUND AND CLASS                   CLASS            NUMBER OF SHARES
            -------------------                          --------------                   -----            ----------------
Phoenix Equity Planning Corp.(1)               Rising Dividends Fund Class C              5.18%                 7,430.694
Attn. Corporate Accounting Dept
56 Prospect Street #1CP8
Hartford, CT  06103-2818

-------------
(1) Charles Schwab & Co., Inc., MLPF&S and Pershing LLC are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series or Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular Class of Shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP, audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Custodian does not and will not participate in making investment decisions for the Funds.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056 serves as transfer agent for the Trust (the "Transfer Agent") for which it is paid a minimum fee of $14,000 per fund/class and $13.00 per account for each account over 500, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Boston Financial Data Services, Inc. serves as subtransfer agent pursuant to a Subtransfer Agency Agreement. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers, LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

   The Funds' financial statements for the Trust's fiscal year ended December 31, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH'S CORPORATE BOND RATINGS

   The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The OBLIGOR's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds rated C are in imminent default in payment of interest or principal.

DDD,
DD and D Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

           Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.